Exhibit 99.2

Supplemental Information

March 31, 2009

(Unaudited)

San Francisco, CA	San Diego, CA	Irvine, CA	Richmond, VA

Company Information (1)

Board of Directors

Robert R. Fanning, Jr.	Harold M. Messmer, Jr.
Managing Director (Retired),	Chairman and Chief Executive Officer
The Huron Consulting Group	Robert Half International, Inc.

James F. Flaherty III	Peter L. Rhein
Chairman and Chief Executive Officer	Partner, Sarlot & Rhein
HCP, Inc.
Kenneth B. Roath
Christine N. Garvey	Chairman Emeritus, HCP, Inc.
Former Global Head of Corporate
Real Estate Services, Deutsche Bank AG	Richard M. Rosenberg
Chairman and Chief Executive Officer
David B. Henry	(Retired), BankAmerica Corporation
Vice Chairman, President and Chief
Investment Officer, Kimco Realty Corporation	Joseph P. Sullivan
Chairman of the Board of Advisors
Lauralee E. Martin	RAND Health
Chief Operating and Financial Officer
Jones Lang LaSalle Incorporated

Michael D. McKee
Chief Executive Officer and Vice Chairman
(Retired), The Irvine Company

Senior Management

James F. Flaherty III	Thomas D. Kirby
Chairman and	Executive Vice President
Chief Executive Officer	Acquisitions and Valuations

Paul F. Gallagher	Thomas M. Klaritch
Executive Vice President	Executive Vice President
Chief Investment Officer	Medical Office Properties

Edward J. Henning	Timothy M. Schoen
Executive Vice President	Executive Vice President
General Counsel, Chief Administrative	Life Science and Investment Management
Officer and Corporate Secretary
Susan M. Tate
Thomas M. Herzog	Executive Vice President
Executive Vice President	Asset Management and Senior Housing
Chief Financial Officer and Treasurer

Other Information

Corporate Headquarters
3760 Kilroy Airport Way, Suite 300
Long Beach, CA 90806-2473
(562) 733-5100

Chicago Office
444 North Michigan Avenue, Suite 3230
Chicago, IL 60611

Nashville Office

3100 West End Avenue, Suite 800

Nashville, TN 37203

San Francisco Office

400 Oyster Point Boulevard, Suite 409

South San Francisco, CA 94080

Trading Symbol

HCP	Common Stock
HCP_pe	Series E Preferred Stock
HCP_pf	Series F Preferred Stock

Stock Exchange Listing

NYSE

Senior Debt Ratings

Moody’s	Baa3
Standard & Poor’s	BBB
Fitch	BBB

(1)             As of April 28, 2009.

See Reporting Definitions and Supplemental Financial Measures Disclosures

2

Highlights

Dollars in thousands, except per share data

	Three Months Ended March 31,
	2009	2008

Revenues	$251,615	$244,793

NOI	202,501	195,105

Adjusted EBITDA	221,291	237,306

Net income applicable to common shares	43,285	44,579

FFO applicable to common shares	128,019	121,483

Per diluted common share:

EPS	$0.17	$0.21

FFO	0.50	0.56

FFO payout ratio per diluted common share	92%	81%

Adjusted fixed charge coverage	2.4x	2.0x

Financial leverage	48%	58%

Recent Developments(1)		Total Assets Under Management: $13.2 billion(2)

•	Diluted FFO per share of $0.50(3)

•	Completed sale of Los Gatos, California hospital for $45 million

•	Thomas M. Herzog named as Executive Vice President - Chief Financial Officer and Treasurer

(1)             As of April 28, 2009.

(2)             Represents the historical cost of real estate owned by HCP, the carrying amount of debt investments and 100% of the cost of real estate owned by the Company’s Investment Management Platform, excluding assets under development and land held for future development, at March 31, 2009.

(3)             As of and for the quarter ended March 31, 2009.

See Reporting Definitions and Supplemental Financial Measures Disclosures

3

Consolidated Balance Sheets

In thousands

	March 31,	December 31,
	2009	2008

ASSETS
Real estate:
Buildings and improvements	$7,758,432	$7,752,714
Development costs and construction in progress	240,690	224,337
Land	1,550,286	1,550,219
Less accumulated depreciation and amortization	880,881	820,441
Net real estate	8,668,527	8,706,829

Net investment in direct financing leases	648,411	648,234
Loans receivable, net	1,074,874	1,076,392
Investments in and advances to unconsolidated joint ventures	267,350	272,929
Accounts receivable, net	29,046	34,211
Cash and cash equivalents	66,376	57,562
Restricted cash	32,973	35,078
Intangible assets, net	482,329	505,986
Real estate held for sale, net	15,120	19,799
Other assets, net	516,283	492,806
Total assets	$11,801,289	$11,849,826

LIABILITIES AND EQUITY
Bank line of credit	$235,000	$150,000
Bridge and term loans	520,000	520,000
Senior unsecured notes	3,524,338	3,523,513
Mortgage debt	1,603,838	1,641,734
Other debt	101,047	102,209
Intangible liabilities, net	223,749	232,654
Accounts payable and accrued liabilities	190,100	211,691
Deferred revenue	72,305	60,185
Total liabilities	6,470,377	6,441,986

Commitments and contingencies

Preferred stock	285,173	285,173
Common stock	253,975	253,601
Additional paid-in capital	4,870,942	4,873,727
Cumulative dividends in excess of earnings	(203,359)	(130,068)
Accumulated other comprehensive loss	(77,469)	(81,162)
Total stockholders’ equity	5,129,262	5,201,271

Joint venture partners	8,245	12,912
Non-managing member unitholders	193,405	193,657
Total noncontrolling interests	201,650	206,569
Total equity	5,330,912	5,407,840
Total liabilities and equity	$11,801,289	$11,849,826

See Reporting Definitions and Supplemental Financial Measures Disclosures

4

Consolidated Statements of Income

In thousands, except per share data

	Three Months Ended March 31,
	2009	2008
Revenues:
Rental and related revenues	$213,588	$206,905
Tenant recoveries	23,664	21,447
Income from direct financing leases	12,925	14,974
Investment management fee income	1,438	1,467
Total revenues	251,615	244,793
Costs and expenses:
Depreciation and amortization	80,537	77,632
Operating	47,676	48,221
General and administrative	18,991	20,445
Total costs and expenses	147,204	146,298
Other income (expense):
Interest and other income, net	24,333	35,322
Interest expense	(76,674)	(96,263)
Total other income (expense)	(52,341)	(60,941)
Income before income taxes and equity income (loss) from unconsolidated joint ventures	52,070	37,554
Income taxes	(915)	(2,241)
Equity income (loss) from unconsolidated joint ventures	(462)	1,288
Income from continuing operations	50,693	36,601
Discontinued operations:
Income before gain on sales of real estate, net of income taxes	659	9,389
Gain on sales of real estate, net of income taxes	1,357	10,138
Total discontinued operations	2,016	19,527
Net income	52,709	56,128
Noncontrolling interests’ and participating securities’ share in earnings	(4,141)	(6,266)
Preferred stock dividends	(5,283)	(5,283)
Net income applicable to common shares	$43,285	$44,579

Basic earnings per common share:
Continuing operations	$0.16	$0.12
Discontinued operations	0.01	0.09
Net income applicable to common shares	$0.17	$0.21

Diluted earnings per common share:
Continuing operations	$0.16	$0.12
Discontinued operations	0.01	0.09
Net income applicable to common shares	$0.17	$0.21

Weighted average shares used to calculate earnings per common share:
Basic	253,335	216,773
Diluted	253,423	217,391

Dividends declared per common share	$0.460	$0.455

See Reporting Definitions and Supplemental Financial Measures Disclosures

5

Consolidated Statements of Cash Flows

In thousands

	Three Months Ended March 31,
	2009	2008
Cash flows from operating activities:
Net income	$52,709	$56,128
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	80,537	77,632
Discontinued operations	61	4,726
Amortization of above and below market lease intangibles, net	(2,660)	(2,152)
Stock-based compensation	3,546	3,526
Amortization of debt premiums, discounts and issuance costs, net	2,768	3,039
Straight-line rents	(11,422)	(9,782)
Interest accretion	(6,121)	(6,292)
Deferred rental revenue	6,914	8,605
Equity (income) loss from unconsolidated joint ventures	462	(1,288)
Distributions of earnings from unconsolidated joint ventures	1,468	1,191
Gain on sales of real estate	(1,357)	(10,138)
Marketable securities losses, net	309	113
Derivative losses, net	439	—
Changes in:
Accounts receivable	5,165	12,043
Other assets	(1,050)	10,480
Accounts payable and accrued liabilities	(14,756)	(16,156)
Net cash provided by operating activities	117,012	131,675

Cash flows from investing activities:
Cash used in other acquisitions and development of real estate	(20,269)	(42,962)
Lease commissions and tenant and capital improvements	(9,642)	(18,107)
Proceeds from sales of real estate, net	5,764	29,590
Contributions to unconsolidated joint ventures	—	(472)
Distributions in excess of earnings from unconsolidated joint ventures	1,714	2,316
Principal repayments on loans receivable and direct financing leases	2,485	2,155
Investments in loans receivable	(16)	(602)
Decrease in restricted cash	2,105	6,763
Net cash used in investing activities	(17,859)	(21,319)

See Reporting Definitions and Supplemental Financial Measures Disclosures

6

Consolidated Statements of Cash Flows (continued)

In thousands

	Three Months Ended March 31,
	2009	2008
Cash flows from financing activities:
Net borrowings under bank line of credit	85,000	66,900
Repayments of mortgage debt	(38,463)	(12,071)
Issuance of common stock and exercise of options	665	6,265
Repurchase of common stock	(2,143)	(2,022)
Dividends paid on common and preferred stock and participating securities	(122,174)	(104,370)
Purchase of noncontrolling interests	(9,097)	—
Distributions to noncontrolling interests	(4,127)	(7,327)
Net cash used in financing activities	(90,339)	(52,625)

Net increase in cash and cash equivalents	8,814	57,731
Cash and cash equivalents, beginning of period	57,562	96,269
Cash and cash equivalents, end of period	$66,376	$154,000

See Reporting Definitions and Supplemental Financial Measures Disclosures

7

Consolidated Funds From Operations

Dollars in thousands, except per share data

	Three Months Ended March 31,
	2009	2008

Net income applicable to common shares	$43,285	$44,579
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	80,537	77,632
Discontinued operations	61	4,726
Gain on sales of real estate	(1,357)	(10,138)
Equity (income) loss from unconsolidated joint ventures	462	(1,288)
FFO from unconsolidated joint ventures	5,631	6,620
Noncontrolling interests’ share in earnings	3,826	5,716
Noncontrolling interests’ share in FFO	(4,426)	(6,364)
FFO applicable to common shares	$128,019	$121,483

Distributions on convertible units	$1,620	$4,767

Diluted FFO applicable to common shares	$129,639	$126,250

Basic FFO per common share	$0.51	$0.56

Diluted FFO per common share	$0.50	$0.56

Weighted average shares used to calculate diluted FFO per common share	256,949	226,910

Dividends declared per common share	$0.460	$0.455

FFO payout ratio per common share	92.0%	81.3%

Impact of merger-related charges	$—	$1,189

Per common share impact of merger-related charges on diluted FFO	$—	$—

FFO payout ratio per common share prior to merger-related charges	92.0%	81.3%

Consolidated selected supplemental cash flow information:
Amortization of net below market lease intangibles	$2,660	$2,152
Stock-based compensation	3,546	3,526
Amortization of debt premiums, discounts and issuance costs, net	2,768	3,039
Straight-line rents	11,422	9,782
Interest accretion	6,121	6,292
Increase in deferred revenues – tenant improvement related	3,942	4,585
Increase in SAB 104 deferred revenue	2,972	4,020
Lease commissions and tenant and capital improvements	9,642	18,107
Capitalized interest	6,020	9,362

HCP’s share of selected supplemental cash flow information from the Investment Management Platform
Amortization of net above market lease intangibles	$1,442	$269
Amortization of debt premiums, discounts and issuance costs, net	106	105
Straight-line rents	1,039	1,208
Lease commissions and tenant and capital improvements	561	292

See Reporting Definitions and Supplemental Financial Measures Disclosures

8

Capitalization

Dollars in thousands

Debt Maturities and Scheduled Principal Repayments March 31, 2009
	Bank Line of Credit	Bridge and Term Loans	Senior Unsecured Notes	Mortgage Debt	Other Debt(1)	Consolidated Debt	HCP’s Share of Unconsolidated Mortgage Debt(2)	Total Debt

2009 (9 months)	$—	$320,000	$—	$117,811	$101,047	$538,858	$3,886	$542,744
2010	—	—	206,421	298,503	—	504,924	5,546	510,470
2011	235,000	200,000	300,000	137,573	—	872,573	6,224	878,797
2012	—	—	250,000	60,922	—	310,922	13,560	324,482
2013	—	—	550,000	233,293	—	783,293	44,508	827,801
2014	—	—	87,000	174,490	—	261,490	4,364	265,854
2015	—	—	400,000	279,536	—	679,536	15,070	694,606
2016	—	—	400,000	237,114	—	637,114	50,975	688,089
2017	—	—	750,000	3,203	—	753,203	201,648	954,851
2018	—	—	600,000	3,389	—	603,389	—	603,389
Thereafter	—	—	—	53,576	—	53,576	—	53,576
Subtotal	235,000	520,000	3,543,421	1,599,410	101,047	5,998,878	345,781	6,344,659

(Discounts) and premiums, net	—	—	(19,083)	4,428	—	(14,655)	(599)	(15,254)
Total	$235,000	$520,000	$3,524,338	$1,603,838	$101,047	$5,984,223	$345,182	$6,329,405

Weighted average interest rate	1.50%	1.90%	6.24%	6.00%	N/A	5.60%	5.70%	5.61%

Weighted average maturity in years	2.40	1.12	6.04	4.62	N/A	5.07	7.66	5.22

Capitalization Ratios
	March 31,	December 31,
	2009	2008
Total Debt/Total Book Capitalization	54.3%	53.7%
Total Debt/Total Undepreciated Book Capitalization	49.5%	49.3%

Consolidated Debt/Consolidated Gross Assets	47.4%	47.1%
Financial Leverage (Total Debt/Total Gross Assets)	47.9%	47.6%

Consolidated Secured Debt/Consolidated Gross Assets	12.7%	13.0%
Total Secured Debt/Total Gross Assets	14.7%	15.1%

Consolidated Debt/Consolidated Market Capitalization	55.2%	44.5%
Total Debt/Total Market Capitalization	56.6%	45.9%

Variable Rate Debt
	March 31,	December 31,
	2009	2008
Fixed and variable rate ratios

Fixed rate	84.6%	85.8%
Variable rate	15.4%	14.2%
	100.0%	100.0%

(1)	Other debt represents non-interest bearing Life Care Bonds and occupancy fee deposits at three of the Company’s senior housing facilities, which are payable on-demand, under certain conditions.
(2)	Includes pro-rata share of the Company’s Investment Management Platform.

See Reporting Definitions and Supplemental Financial Measures Disclosures

9

Investments and Dispositions

As of and for the three months ended March 31, 2009, dollars and square feet in thousands

Investments
Description	Capacity	Property Count	Segment	Investment

Acquisition of joint venture interests				$14,250

Total fundings for development, tenant and capital improvements				$24,655

Total investments				$38,905

Dispositions
Description	Capacity	Property Count	Segment	Sales Price, Net of Costs
Property dispositions:
First quarter
Texas	40 beds	1	Hospital	$839
Louisiana	N/A	4	MOB	384
Kansas	110 units	1	Senior housing	480
Washington	40 sq. ft.	1	MOB	4,312
Total property dispositions				$6,015

See Reporting Definitions and Supplemental Financial Measures Disclosures

10

Development

As of March 31, 2009, dollars and square feet in thousands

Development Projects in Process
Name of Project	Location	Segment	Estimated Completion Date	Rent Commencement Date	Estimated Rentable Square Feet
Oyster Point II (Building A)	So. San Francisco, CA	Life science	4Q 2008	4Q 2008	122
Oyster Point II (Building B)	So. San Francisco, CA	Life science	4Q 2008	1Q 2009	129
Oyster Point II (Building C)	So. San Francisco, CA	Life science	4Q 2008	N/A	78
					329
Redevelopment
500/600 Saginaw	Redwood City, CA	Life science	4Q 2009	N/A	89
Modular Labs IV	So. San Francisco, CA	Life science	3Q 2010	N/A	97
Innovation Drive	San Diego, CA	MOB	3Q 2010	N/A	84
Folsom Blvd	Sacramento, CA	MOB	3Q 2010	N/A	92
					362

	Estimated total investment				$416,322

	Investment-to-date(1)				$314,831

	Percentage pre-leased				36%

Land Held for Future Development
					Estimated
					Rentable
				Gross Site	Square
Name of Project	Location		Segment	Acreage	Feet
Forbes Research Center	So. San Francisco, CA		Life science	7	326
Sierra Point	So. San Francisco, CA		Life science	23	540
Bressi I	Carlsbad, CA		Life science	23	397
Bressi II	Carlsbad, CA		Life science	18	300
Poway I	Poway, CA		Life science	41	676
Poway II	Poway, CA		Life science	31	585
Torrey Pines Science Center	Torrey Pines, CA		Life science	6	93
				149	2,917

(1)

Investment-to-date includes $67 million of land, $65 million of buildings and $13 million of net intangible assets, which are not included in development costs and construction in progress on the Company’s consolidated balance sheet.

See Reporting Definitions and Supplemental Financial Measures Disclosures

11

Investment Management Platform

As of and for the three months ended March 31, 2009, dollars in thousands

						HCP’s
		Date	HCP’s	Joint	HCP’s Net	Investment	Initial
	Primary	Established/	Ownership	Venture’s	Equity	Management	Term (in
Unconsolidated Institutional Joint Ventures	Segment	Acquired	Percentage	Investment	Investment	Fee Income	years)

HCP Ventures II	Senior housing	January-07	35%	$1,097,267	$140,750	$783	Indefinite
HCP Ventures III	Medical office	October-06	30%(1)	141,089	11,577	117	10
HCP Ventures IV	Medical office	April-07	20%	655,804	44,408	537	10
HCP Life Science	Life science	August-07	50%-63%	80,484	63,953	1	97-98
				$1,974,644	$260,688	$1,438

(1)	The Company owns an 85% interest in HCP Birmingham Portfolio LLC, which owns a 30% interest in HCP Ventures III.

See Reporting Definitions and Supplemental Financial Measures Disclosures

12

Investment Management Platform

In thousands

Funds From Operations
	Three Months Ended March 31, 2009				Three Months Ended March 31, 2008
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science(1)	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science
Net income (loss)	$2,877	$250	$(3,581)	$(958)	$2,734	$93	$(2,008)	$1,152
Depreciation and amortization of real estate and in-place lease intangibles	7,031	1,302	8,199	2,361	7,141	1,249	6,538	566
FFO	$9,908	$1,552	$4,618	$1,403	$9,875	$1,342	$4,530	$1,718

HCP’s pro rata share of FFO	$3,468	$466	$924	$796	$3,456	$403	$906	$990

Selected supplemental cash flow information:
Amortization of above (below) market lease intangibles, net	$823	$(141)	$248	$—	$713	$(141)	$311	$—
Amortization of debt premiums, discounts and issuance costs, net	171	38	152	8	156	38	152	15
Straight-line rents	(2,512)	(90)	(535)	(48)	(3,128)	30	(555)	(38)
Lease commissions and tenant and capital improvements	616	78	1,215	157	—	10	497	379

(1)

For the three months ended March 31, 2009, HCP Life Science ventures experienced a loss of $1.8 million primarily related to accelerated amortization of real estate and other assets.  At the date that we acquired this venture, other assets was not attributed any value relative to the Company’s investment in the venture; as such, the related allowance and accelerated amortization do not have an impact on the Company’s earnings or FFO.

See Reporting Definitions and Supplemental Financial Measures Disclosures

13

Investment Management Platform

In thousands

Balance Sheets
	March 31, 2009				December 31, 2008
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science
ASSETS
Real estate:
Buildings and improvements	$935,211	$129,838	$524,978	$43,137	$935,211	$129,838	$523,750	$43,124
Development costs and construction in progress	—	418	2,381	656	—	367	2,599	513
Land	108,907	1,780	66,029	8,271	108,907	1,780	65,996	8,271
Less accumulated depreciation and amortization	66,826	10,251	44,296	28,436	60,143	9,412	38,184	26,398
Net real estate	977,292	121,785	549,092	23,628	983,975	122,573	554,161	25,510

Cash and cash equivalents and restricted cash	6,586	1,734	11,893	2,505	9,142	1,489	10,746	1,269
Other assets, net	42,635	3,833	13,949	2,629	39,733	4,045	13,326	3,145
Intangible assets, net	42,961	10,095	49,353	—	44,033	10,578	51,914	—
Total assets	$1,069,474	$137,447	$624,287	$28,762	$1,076,883	$138,685	$630,147	$29,924

LIABILITIES AND MEMBERS’ CAPITAL
Mortgage debt	$666,494	$91,730	$378,326	$15,141	$668,938	$91,730	$378,448	$15,844
Intangible liabilities, net	1,149	4,762	11,099	—	1,176	4,926	11,462	—
Accounts payable, accrued liabilities and deferred revenue	5,118	1,961	12,821	1,702	7,662	3,285	12,512	1,093
Total liabilities	672,761	98,453	402,246	16,843	677,776	99,941	402,422	16,937

HCP’s capital	136,097	9,955	34,267	6,029	136,927	9,880	35,404	6,755
Partners’ capital	260,616	29,039	187,774	5,890	262,180	28,864	192,321	6,232
Total liabilities and members’ capital	$1,069,474	$137,447	$624,287	$28,762	$1,076,883	$138,685	$630,147	$29,924

See Reporting Definitions and Supplemental Financial Measures Disclosures

14

Investment Management Platform

In thousands

Statements of Operations
	Three Months Ended March 31, 2009				Three Months Ended March 31, 2008
	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science	HCP Ventures II	HCP Ventures III	HCP Ventures IV	HCP Life Science
Revenues:
Rental and related revenues	$20,851	$3,495	$14,443	$1,960	$20,921	$3,315	$14,425	$2,060
Tenant recoveries	—	1,266	3,459	170	—	1,177	3,140	346
Total revenues	20,851	4,761	17,902	2,130	20,921	4,492	17,565	2,406

Costs and expenses:
Depreciation and amortization	7,031	1,302	8,199	2,361	7,141	1,249	6,538	566
Operating	—	1,591	6,938	437	—	1,562	6,816	345
General and administrative	1,326	237	912	15	1,247	164	716	14
Total costs and expenses	8,357	3,130	16,049	2,813	8,388	2,975	14,070	925

Other income (expense):
Interest and other income, net	—	3	7	—	36	10	3	12
Interest expense	(9,617)	(1,384)	(5,441)	(275)	(9,835)	(1,434)	(5,506)	(341)
Net income (loss)	$2,877	$250	$(3,581)	$(958)	$2,734	$93	$(2,008)	$1,152

See Reporting Definitions and Supplemental Financial Measures Disclosures

15

Investment Management Platform

In thousands

Net Operating Income
	Three Months Ended March 31, 2009				Three Months Ended March 31, 2008
	HCP	HCP	HCP	HCP	HCP	HCP	HCP	HCP
	Ventures II	Ventures III	Ventures IV	Life Science	Ventures II	Ventures III	Ventures IV	Life Science
Net income (loss)	$2,877	$250	$(3,581)	$(958)	$2,734	$93	$(2,008)	$1,152
Depreciation and amortization	7,031	1,302	8,199	2,361	7,141	1,249	6,538	566
General and administrative	1,326	237	912	15	1,247	164	716	14
Interest and other income, net	—	(3)	(7)	—	(36)	(10)	(3)	(12)
Interest expense	9,617	1,384	5,441	275	9,835	1,434	5,506	341
NOI	$20,851	$3,170	$10,964	$1,693	$20,921	$2,930	$10,749	$2,061

HCP’s pro rata share of NOI	$7,298	$951	$2,193	$963	$7,322	$879	$2,150	$1,190

See Reporting Definitions and Supplemental Financial Measures Disclosures

16

Investment Management Platform

In thousands

EBITDA
	Three Months Ended March 31, 2009				Three Months Ended March 31, 2008
	HCP	HCP	HCP	HCP	HCP	HCP	HCP	HCP
	Ventures II	Ventures III	Ventures IV	Life Science	Ventures II	Ventures III	Ventures IV	Life Science
Net income (loss)	$2,877	$250	$(3,581)	$(958)	$2,734	$93	$(2,008)	$1,152
Depreciation and amortization	7,031	1,302	8,199	2,361	7,141	1,249	6,538	566
Interest expense	9,617	1,384	5,441	275	9,835	1,434	5,506	341
EBITDA	$19,525	$2,936	$10,059	$1,678	$19,710	$2,776	$10,036	$2,059

HCP’s pro rata share of EBITDA	$6,834	$881	$2,012	$955	$6,899	$833	$2,007	$1,189

See Reporting Definitions and Supplemental Financial Measures Disclosures

17

Investment Management Platform

In thousands

Mortgage Debt Maturities and Scheduled Principal Repayments March 31, 2009
						HCP’s Share of
	HCP	HCP	HCP	HCP		Unconsolidated
	Ventures II	Ventures III	Ventures IV	Life Science	Total	Mortgage Debt

2009 (9 months)	$7,097	$—	$705	$2,173	$9,975	$3,886
2010	10,130	—	1,048	3,086	14,264	5,546
2011	10,726	—	2,743	3,309	16,778	6,224
2012	11,254	—	37,806	3,548	52,608	13,560
2013	118,124	—	8,451	2,630	129,205	44,508
2014	10,359	—	2,606	395	13,360	4,364
2015	10,969	—	56,156	—	67,125	15,070
2016	11,539	91,730	97,085	—	200,354	50,975
2017	476,766	—	173,898	—	650,664	201,648
Subtotal	666,964	91,730	380,498	15,141	1,154,333	345,781

Discounts, net	(470)	—	(2,172)	—	(2,642)	(599)
Total debt	$666,494	$91,730	$378,326	$15,141	$1,151,691	$345,182

HCP’s share of total debt	$233,273	$27,519	$75,665	$8,725	$345,182

Weighted average interest rate(1)	5.66%	6.02%	5.56%	6.99%	5.67%	5.70%

Weighted average maturity in years	8.00	7.28	7.09	4.53	7.60	7.66

(1)    Mortgage debt is 100% fixed rate debt.

See Reporting Definitions and Supplemental Financial Measures Disclosures

18

Owned Portfolio

As of and for the three months ended March 31, 2009, dollars and square feet in thousands

Portfolio Summary

	Property		Average			EBITDAR	EBITDARM
Segment	Count	Investment	Age (Years)	Capacity	Occupancy %	CFC/DSC	CFC/DSC
Senior housing	239	$4,143,028	12	25,790 Units	88.6	1.13 x	1.37 x
Life science	96	2,817,301	15	6,126 Sq. Ft.	91.4	N/A	N/A
Medical office	187	2,124,046	17	12,912 Sq. Ft.	90.5	N/A	N/A
Hospital	19	1,010,130	22	2,521 Beds	56.9	2.70 x	3.12 x
Skilled nursing	51	1,172,307	24	6,093 Beds	86.1	1.56 x	2.11 x
	592	$11,266,812	15

Portfolio Diversification

Relationship Concentration			Geographic Concentration(1)
	Annualized Revenues			Investment		Rental Revenues &	Interest	Operating
Company	Amount	%	State	Amount	%	DFL Income	Income	Expenses
Sunrise Senior Living	$128,704	14	CA	$3,669,699	36	$82,408	$72	$15,255
HCA	69,849	7	TX	1,276,901	13	37,893	851	11,739
HCR ManorCare	60,984	6	FL	684,141	7	18,322	—	3,183
Brookdale	59,780	6	CO	394,088	4	10,743	370	3,046
Emeritus Corporation	42,585	5	VA	383,145	4	8,399	—	474
Genentech	34,321	4	WA	303,688	3	7,971	—	2,441
Amgen	25,224	3	NJ	280,589	3	4,657	—	—
Aegis Senior Living	19,980	2	UT	254,063	3	7,380	—	1,414
Tenet Healthcare Corporation	18,991	2	MD	211,082	2	4,926	—	403
Cirrus Health	16,157	2	Other	2,605,082	25	67,478	199	9,721
Kindred	15,704	2		$10,062,478	100	$250,177	$1,492	$47,676
Other	453,415	47
	$945,694	100

(1)    Geographic concentration excludes Mezzanine Loans and Other Debt Investments as the investment and revenues associated with those assets cannot be allocated to a particular geographic region.

See Reporting Definitions and Supplemental Financial Measures Disclosures

19

Owned Portfolio

In thousands

Portfolio NOI and Interest Income

	Three Months Ended March 31, 2009
	Rental Revenues
Segment	& DFL Income	Operating Expenses	NOI	Interest Income
Senior housing	$81,937	$2,701	$79,236	$326
Life science	63,138	11,436	51,702	—
Medical office	77,387	32,786	44,601	—
Hospital	18,813	753	18,060	10,725
Skilled nursing	8,902	—	8,902	15,662
	$250,177	$47,676	$202,501	$26,713

See Reporting Definitions and Supplemental Financial Measures Disclosures

20

Owned Portfolio

As of and for the three months ended March 31, 2009, dollars and square feet in thousands

Operating Lease Portfolio

	Property		Rental	Operating	Average				EBITDAR		EBITDARM
Segment	Count	Investment	Revenues	Expenses	Age (Years)	Capacity		Occupancy %	Amount	CFC	Amount	CFC
Senior housing	204	$3,495,543	$69,012	$2,701	12	22,316	Units	88.3	$303,886	1.13 x	$365,606	1.36 x
Life science	96	2,817,301	63,138	11,436	15	6,126	Sq. Ft.	91.4	N/A	N/A	N/A	N/A
Medical office	187	2,124,046	77,387	32,786	17	12,912	Sq. Ft.	90.5	N/A	N/A	N/A	N/A
Hospital	18	673,105	18,813	753	23	2,463	Beds	56.9	155,401	2.64 x	179,918	3.06 x
Skilled nursing	48	255,084	8,902	—	24	5,651	Beds	86.2	53,727	1.51 x	73,271	2.06 x
	553	$9,365,079	$237,252	$47,676	16

Direct Financing Lease Portfolio

	Property			Average				EBITDAR		EBITDARM
Segment	Count	Investment	DFL Income	Age (Years)	Capacity		Occupancy %	Amount	CFC	Amount	CFC
Senior housing	30	$626,650	$12,925	12	3,141	Units	90.9	$42,956	1.15 x	$54,125	1.44 x

Secured Loan Portfolio

	Property		Interest	Average				EBITDAR		EBITDARM
Segment	Count	Investment	Income	Age (Years)	Capacity		Occupancy %	Amount	DSC	Amount	DSC
Senior housing	5	$20,835	$326	16	333	Units	82.8	$713	1.62 x	$830	1.89 x
Hospital	1	35,308	750	10	58	Beds	58.3	11,089	3.69 x	12,963	4.32 x
Skilled nursing	3	14,606	416	30	442	Beds	84.5	5,684	2.29 x	7,093	2.86 x
	9	$70,749	$1,492	20				$17,486		$20,886

Mezzanine Loans and Other Debt Investments

			Interest
Segment		Investment	Income
Hospital		$301,717	$9,975
Skilled nursing		902,617	15,246
		$1,204,334	$25,221

Total	592	$11,266,812

See Reporting Definitions and Supplemental Financial Measures Disclosures

21

Owned Portfolio

As of March 31, 2009, except NOI data, dollars and square feet in thousands

Same Property Portfolio

		Senior	Life	Medical		Skilled
	Total	Housing	Science	Office	Hospital	Nursing

Property count	548	203	93	186	18	48
Investment	$9,175,245	$3,484,625	$2,655,837	$2,106,594	$673,105	$255,084

Percent of operating lease portfolio (by investment)	98.0	99.7	94.3	99.2	100.0	100.0

Capacity		22,215 Units	5,896 Sq. Ft.	12,795 Sq. Ft.	2,463 Beds	5,651 Beds

NOI for the three months ended:
March 31, 2009	$187,794	$66,194	$48,529	$46,109	$18,060	$8,902
December 31, 2008	$196,522	$76,311	$46,916	$43,513	$20,782	$9,000
Same property % change in NOI	(4.4)	(13.3)	3.4	6.0	(13.1)	(1.1)

Adjusted NOI for the three months ended:
March 31, 2009	$174,613	$60,701	$44,105	$44,568	$16,327	$8,912
December 31, 2008	$184,151	$72,523	$40,251	$42,020	$20,456	$8,901
Same property % change in Adjusted NOI	(5.2)	(16.3)	9.6	6.1	(20.2)	0.1

NOI for the three months ended:
March 31, 2009	$187,794	$66,194	$48,529	$46,109	$18,060	$8,902
March 31, 2008	$181,438	$67,996	$41,785	$44,193	$18,685	$8,779
Same property % change in NOI	3.5	(2.7)	16.1	4.3	(3.3)	1.4

Adjusted NOI for the Three months ended:
March 31, 2009	$174,613	$60,701	$44,105	$44,568	$16,327	$8,912
March 31, 2008	$169,577	$64,414	$36,015	$42,165	$18,334	$8,649
Same property % change in Adjusted NOI	3.0	(5.8)	22.5	5.7	(10.9)	3.0

See Reporting Definitions and Supplemental Financial Measures Disclosures

22

Owned Portfolio

As of and for the three months ended March 31, 2009, dollars and square feet in thousands

Lease Expirations and Secured Loan Maturities

		Expiration Year
Segment	Total	2009(1)	2010	2011	2012	2013	2014	2015	2016	2017	2018	Thereafter

Senior housing:
Properties	239	3	5	4	4	6	8	2	24	26	67	90
Annualized revenues	$320,687	$576	$909	$1,099	$1,075	$24,832	$15,600	$3,174	$26,976	$31,510	$109,461	$105,475

Life science:
Square feet	5,599	316	567	415	233	216	249	595	263	733	411	1,601
Annualized revenues	$194,820	$7,678	$12,770	$14,119	$4,850	$7,204	$5,794	$18,064	$8,187	$23,802	$22,826	$69,526

Medical office:
Square feet	11,691	1,682	1,940	1,363	1,508	1,254	805	618	431	468	709	913
Annualized revenues	$237,674	$34,211	$40,343	$29,443	$30,859	$22,910	$18,988	$12,222	$8,970	$10,380	$13,233	$16,115

Hospital:
Properties	19	—	1	—	—	1	3	1	1	2	—	10
Annualized revenues	$55,055	$—	$2,973	$—	$—	$2,400	$16,018	$377	$3,001	$4,413	$—	$25,873

Skilled nursing:
Properties	51	1	2	—	—	10	12	5	5	9	4	3
Annualized revenues	$37,144	$183	$1,481	$—	$—	$6,940	$7,952	$3,229	$4,868	$7,953	$2,196	$2,342

Total:
Annualized revenues	$845,380	$42,648	$58,476	$44,661	$36,784	$64,286	$64,352	$37,066	$52,002	$78,058	$147,716	$219,331

(1)             Includes month-to-month and holdover leases.

See Reporting Definitions and Supplemental Financial Measures Disclosures

23

Owned Senior Housing Portfolio

As of and for the three months ended March 31, 2009, dollars in thousands

Operating Lease	Property		Rental	Operating	Average			EBITDAR		EBITDARM
Portfolio	Count	Investment	Revenues	Expenses	Age (Years)	Units	Occupancy %	Amount	CFC	Amount	CFC
Assisted living	167	$2,273,539	$45,041	$2,659	11	14,203	87.5	$187,082	1.11 x	$228,541	1.35 x
Independent living	28	682,030	11,749	23	15	4,581	87.6	55,755	1.03 x	64,448	1.19 x
CCRCs	9	539,974	12,222	19	21	3,532	92.5	61,049	1.34 x	72,617	1.60 x
	204	$3,495,543	$69,012	$2,701	12	22,316	88.3	$303,886	1.13 x	$365,606	1.36 x

Direct Financing Lease	Property				Average			EBITDAR		EBITDARM
Portfolio	Count	Investment	DFL Income		Age (Years)	Units	Occupancy %	Amount	CFC	Amount	CFC
Assisted living	27	$570,450	$11,950		12	3,141	90.9	$42,956	1.15 x	$54,125	1.44 x
CCRCs(1)	3	56,200	975
	30	$626,650	$12,925

Secured Loan	Property		Interest		Average			EBITDAR		EBITDARM
Portfolio	Count	Investment	Income		Age (Years)	Units	Occupancy %	Amount	DSC	Amount	DSC
Assisted living	4	$8,251	$146		14	233	N/A	$ N/A	N/A	$ N/A	N/A
Independent living	1	2,996	79		25	100	82.8	713	1.62 x	830	1.89 x
CCRCs(2)	N/A	9,588	101			N/A	N/A
	5	$20,835	$326		16	333

Total	239	$4,143,028			12	25,790	88.6

(1)  Represents ground leases on CCRCs.

(2)  Represents a secured construction loan on one CCRC included in the direct financing lease portfolio.

See Reporting Definitions and Supplemental Financial Measures Disclosures

24

Owned Senior Housing Portfolio

As of and for the three months ended March 31, 2009, dollars in thousands

Portfolio Diversification

Operator Concentration

	Properties		Investment		Rental Revenues & Interest Income				EBITAR	EBITARM
Operator	Count	% Pooled	Amount	%	Amount	%	Units	Occupancy %	CFC/DSC	CFC/DSC
Sunrise Senior Living	90	99	$1,941,334	47	$28,473	35	10,267	90.0	1.10 x	1.37 x
Brookdale	24	92	675,054	16	16,824	20	4,825	91.5	1.27 x	1.50 x
Emeritus Corporation	38	84	536,380	13	14,607	18	3,885	89.9	1.18 x	1.42 x
Aegis Senior Living	12	67	258,008	6	5,644	7	966	87.6	1.00 x	1.16 x
Capital Senior Living	15	73	176,517	4	3,727	5	1,530	83.2	1.09 x	1.25 x
Harbor Retirement Associates	10	90	160,679	4	2,745	3	1,069	78.9	1.05 x	1.37 x
Atria Senior Living Group	6	100	88,076	2	2,239	3	854	82.8	0.93 x	1.08 x
Other	44	48	306,980	8	8,004	9	2,394	76.2	1.10 x	1.35 x
	239	83	$4,143,028	100	$82,263	100	25,790	88.6	1.13 x	1.37 x

Geographic Concentration

	Property	Investment		Rental Revenues & Interest Income			Occupancy	EBITAR	EBITARM
State	Count	Amount	%	Amount	%	Units	%	CFC/DSC	CFC/DSC
CA	28	$582,955	14	$11,009	13	3,176	84.5	1.01 x	1.26 x
FL	30	479,323	12	11,043	13	3,820	87.0	1.21 x	1.46 x
TX	30	382,039	9	8,625	10	3,257	87.1	1.15 x	1.35 x
NJ	13	280,589	7	4,657	6	1,223	93.9	1.18 x	1.39 x
VA	10	279,059	7	4,974	6	1,335	91.4	1.14 x	1.35 x
IL	11	187,218	5	4,118	5	912	90.1	1.25 x	1.48 x
MD	9	182,087	4	3,692	4	827	91.2	1.07 x	1.30 x
CO	5	168,931	4	3,293	4	893	90.1	1.24 x	1.52 x
MI	8	155,136	4	3,025	4	938	85.8	0.77 x	1.02 x
PA	2	137,400	3	3,218	4	542	94.1	1.58 x	1.85 x
AL	4	137,100	3	3,112	4	681	90.5	1.17 x	1.34 x
WA	8	132,609	3	1,367	2	573	85.0	0.67 x	0.88 x
Other	81	1,038,582	25	20,130	25	7,613	89.7	1.19 x	1.45 x
	239	$4,143,028	100	$82,263	100	25,790	88.6	1.13 x	1.37 x

See Reporting Definitions and Supplemental Financial Measures Disclosures

25

Owned Senior Housing Portfolio

Dollars in thousands

Portfolio Trends

	Same Property Portfolio						Total Portfolio
	As of and for the Quarter Ended			As of and for the Quarter Ended			As of and for the Twelve Months Ended
	03/31/09	12/31/08	Change %	03/31/09	03/31/08	Change %	03/31/09	12/31/08(1)	03/31/08(1)

Total senior housing:
Property count	203	203		203	203		239	239	240
Investment	$3,484,625	$3,483,155	—	$3,484,625	$3,477,639	0.2	$4,143,028	$4,145,965	$4,150,949
Units	22,215	22,270	(0.2)	22,215	22,304	(0.4)	25,790	25,822	25,828
Occupancy %	88.3	89.0	(0.7)	88.3	90.3	(2.0)	88.6	89.3	90.2
EBITDAR	$302,928	$311,124	(2.6)	$302,928	$288,498	5.0	$347,555	$357,874	$326,172
EBITDAR CFC/DSC	1.13 x	1.16 x	(2.6)	1.13 x	1.13 x	—	1.13 x	1.17 x	1.12 x
EBITDARM	$364,496	$375,673	(3.0)	$364,496	$348,983	4.4	$420,561	$433,954	$397,664
EBITDARM CFC/DSC	1.36 x	1.41 x	(3.5)	1.36 x	1.37 x	(0.7)	1.37 x	1.42 x	1.36 x
NOI:
Rental revenues	$68,732	$78,798	(12.8)	$68,732	$70,528	(2.5)
Operating expenses	(2,538)	(2,487)	2.1	(2,538)	(2,532)	0.2
	$66,194	$76,311	(13.3)	$66,194	$67,996	(2.7)
Adjusted NOI:
Straight-line rents	(5,402)	(3,761)	43.6	(5,402)	(3,619)	49.3
Above (below) market lease intangibles, net	(91)	(27)	NM (2)	(91)	37	NM
	$60,701	$72,523	(16.3)	$60,701	$64,414	(5.8)

(1)             Amounts are reflected as originally reported.

(2)             Percentage change not meaningful.

See Reporting Definitions and Supplemental Financial Measures Disclosures

26

Owned Senior Housing Portfolio

Dollars in thousands

Lease Expirations and Secured Loan Maturities

	Total			Assisted Living		Independent Living		CCRCs
		Annualized Revenues			Annualized		Annualized		Annualized
Year	Properties	Amount	%	Properties	Revenues	Properties	Revenues	Properties	Revenues
2009 (9 months)	3	$576	—	3	$576	—	$—	—	$—
2010	5	909	—	5	909	—	—	—	—
2011	4	1,099	—	3	785	1	314	—	—
2012	4	1,075	—	4	1,075	—	—	—	—
2013	6	24,832	8	—	—	1	4,243	5	20,589
2014	8	15,600	5	5	1,948	—	—	3	13,652
2015	2	3,174	1	1	617	1	2,557	—	—
2016	24	26,976	8	14	13,353	10	13,623	—	—
2017	26	31,510	10	21	20,120	3	4,467	2	6,923
2018	67	109,461	34	59	78,645	6	16,507	2	14,309
Thereafter	90	105,475	34	83	93,918	7	11,557	—	—
	239	$320,687	100	198	$211,946	29	$53,268	12	$55,473

See Reporting Definitions and Supplemental Financial Measures Disclosures

27

Owned Life Science Portfolio

As of and for the three months ended March 31, 2009, dollars and square feet in thousands

Operating Lease	Property		Rental	Operating	Average	Square
Portfolio	Count	Investment	Revenues(1)	Expenses	Age (Years)	Feet	Occupancy %
San Francisco	70	$2,230,508	$49,955	$8,545	15	4,160	89.9
San Diego	17	496,526	10,676	2,529	18	1,382	92.4
Utah	9	90,267	2,507	362	9	584	100.0
	96	$2,817,301	$63,138	$11,436	15	6,126	91.4

Portfolio Diversification

Tenant Concentration

	Square Feet		Annualized Revenues
Tenant	Amount	%	Amount	%
Genentech	794	14	$34,321	18
Amgen	433	8	25,224	13
Rigel Pharmaceuticals	147	3	14,437	7
Takeda	283	5	14,321	7
Exelixis, Inc.	295	5	12,327	6
General Atomics	281	5	5,153	3
ARUP	324	6	4,995	3
Sequenom	83	1	4,583	2
Myriad Genetics	225	4	4,406	2
NuVasive, Inc.	145	3	4,235	2
Other	2,589	46	70,818	37
	5,599	100	$194,820	100

(1)             Excludes $5.3 million of rent, $4.8 million from San Francisco and $0.5 million from San Diego, collected on leases where the respective tenant improvement build outs are not complete (deferred rent).  These leases are included in occupied square feet and annualized revenues when determining occupancy and tenant concentration.

See Reporting Definitions and Supplemental Financial Measures Disclosures

28

Owned Life Science Portfolio

Dollars and square feet in thousands

Portfolio Trends

	Same Property Portfolio						Total Portfolio
	As of and for the Quarter Ended			As of and for the Quarter Ended			At the Period Ended
	03/31/09	12/31/08	Change %	03/31/09	03/31/08	Change %	03/31/09	12/31/08(1)	03/31/08(1)
Total life science:
Property count	93	93		93	93		96	96	97
Investment	$2,655,837	$2,649,177	0.3	$2,655,837	$2,616,162	1.5	$2,817,301	$2,810,577	$2,660,989
Square feet	5,896	5,896	—	5,896	5,900	(0.1)	6,126	6,126	6,024
Occupancy %	91.1	90.7	0.4	91.1	88.4	2.7	91.4	91.1	87.7
NOI:
Rental revenues	$58,675	$57,656	1.8	$58,675	$52,490	11.8
Operating expenses	(10,146)	(10,740)	(5.5)	(10,146)	(10,705)	(5.2)
	$48,529	$46,916	3.4	$48,529	$41,785	16.1
Adjusted NOI:
Straight-line rents	(3,159)	(5,442)	(42.0)	(3,159)	(4,334)	(27.1)
Below market lease intangibles, net	(1,265)	(1,223)	3.4	(1,265)	(1,436)	(11.9)
	$44,105	$40,251	9.6	$44,105	$36,015	22.5

(1)             Amounts are reflected as originally reported, except for March 31, 2008 occupancy which was revised to conform to current presentation.

See Reporting Definitions and Supplemental Financial Measures Disclosures

29

Owned Life Science Portfolio

Dollars and square feet in thousands

Lease Expirations

	Total				San Francisco		San Diego		Utah
	Square Feet		Annualized Revenues		Square	Annualized	Square	Annualized	Square	Annualized
Year	Amount	%	Amount	%	Feet	Revenues	Feet	Revenues	Feet	Revenues
2009 (9 months)(1)	316	6	$7,678	4	157	$4,323	159	$3,355	—	$—
2010	567	10	12,770	7	289	7,577	142	3,206	136	1,987
2011	415	7	14,119	7	385	13,164	30	955	—	—
2012	233	4	4,850	2	144	3,083	53	1,485	36	282
2013	216	4	7,204	4	216	7,204	—	—	—	—
2014	249	4	5,794	3	249	5,794	—	—	—	—
2015	595	11	18,064	9	213	8,126	311	8,742	71	1,196
2016	263	5	8,187	4	263	8,187	—	—	—	—
2017	733	13	23,802	12	226	10,322	353	10,655	154	2,825
2018	411	7	22,826	12	369	22,028	—	—	42	798
Thereafter	1,601	29	69,526	36	1,228	59,545	228	7,386	145	2,595
	5,599	100	$194,820	100	3,739	$149,353	1,276	$35,784	584	$9,683

(1)             Includes month-to-month and holdover leases.

See Reporting Definitions and Supplemental Financial Measures Disclosures

30

Owned Life Science Portfolio

Square feet in thousands

Leasing Activity

		Annualized		Tenant
	Leased	Base Rent	%	Improvements	Leasing	Average
	Square	Per	Change	Per Square	Costs Per	Lease Term	Renewal Rate
	Feet	Square Foot	In Rents	Foot	Square Foot	(Months)	Year-to-Date

Leased Square Feet as of December 31, 2008	5,579	$33.79
Expirations	(159)	20.43
Renewals, amendments and extensions	126	16.68	(7.2)		$2.54	109	79.7
New leases and expansions	87	33.70		$68.95	12.28	79
Terminations	(34)	13.92

Leased Square Feet as of March 31, 2009	5,599	$34.80

See Reporting Definitions and Supplemental Financial Measures Disclosures

31

Owned Medical Office Portfolio

As of and for the three months ended March 31, 2009, dollars and square feet in thousands

	Property		Rental	Operating	Average
Operating Lease Portfolio	Count	Investment	Revenues	Expenses	Age (Years)	Square Feet	Occupancy %
On-Campus	143	$1,711,499	$63,783	$28,589	17	10,755	89.7
Off-Campus	44	412,547	13,604	4,197	17	2,157	94.5
	187	$2,124,046	$77,387	$32,786	17	12,912	90.5

Portfolio Diversification

Geographic Concentration

	Property	Investment		Square Feet			Rental Revenues		Operating Expenses
State	Count	Amount	%	Amount	%	Occupancy %	Amount	%	Amount	%
TX	45	$631,960	30	4,075	32	90.0	$22,412	29	$10,970	33
CA	14	216,471	10	780	6	91.3	6,982	9	4,033	12
CO	16	188,112	9	1,031	8	85.7	6,722	9	3,046	9
WA	6	171,080	8	647	5	98.2	6,604	9	2,440	7
TN	17	142,787	7	1,500	12	91.1	6,405	8	2,688	8
FL	19	142,369	7	1,024	8	90.3	5,934	8	2,619	8
UT	22	131,062	6	939	7	92.7	4,310	6	1,052	3
KY	6	100,670	5	640	5	91.8	3,135	4	1,156	4
NV	8	85,552	4	541	4	84.6	3,440	4	1,017	3
Other	34	313,983	14	1,735	13	91.6	11,443	14	3,765	13
	187	$2,124,046	100	12,912	100	90.5	$77,387	100	$32,786	100

See Reporting Definitions and Supplemental Financial Measures Disclosures

32

Owned Medical Office Portfolio

Dollars and square feet in thousands

Portfolio Trends

	Same Property Portfolio						Total Portfolio
	As of and for the Quarter Ended			As of and for the Quarter Ended			At the Period Ended
	03/31/09	12/31/08	Change %	03/31/09	03/31/08	Change %	03/31/09	12/31/08(1)	03/31/08(1)
Total medical office:
Property count	186	186		186	186		187	188	205
Investment	$2,106,594	$2,102,773	0.2	$2,106,594	$2,081,128	1.2	$2,124,046	$2,125,280	$2,232,462
Square feet	12,795	12,794	—	12,795	12,798	—	12,912	12,952	13,896
Occupancy %	90.8	90.8	—	90.8	90.9	(0.1)	90.5	90.3	90.0
NOI:
Rental revenues	$76,844	$74,817	2.7	$76,844	$74,348	3.4
Operating expenses	(30,735)	(31,304)	(1.8)	(30,735)	(30,155)	1.9
	$46,109	$43,513	6.0	$46,109	$44,193	4.3
Adjusted NOI:
Straight-line rents	(728)	(780)	(6.7)	(728)	(1,314)	(44.6)
Below market lease intangibles, net	(752)	(713)	5.5	(752)	(714)	5.3
Lease terminations	(61)	—	NM (2)	(61)	—	NM
	$44,568	$42,020	6.1	$44,568	$42,165	5.7

(1)    Amounts are reflected as originally reported, except occupancy which was revised to conform to current presentation.

(2)    Percentage change not meaningful.

See Reporting Definitions and Supplemental Financial Measures Disclosures

33

Owned Medical Office Portfolio

Dollars and square feet in thousands

Lease Expirations

	Total				On-Campus		Off-Campus
	Square Feet		Annualized Revenues			Annualized		Annualized
	Amount	%	Amount	%	Square Feet	Revenues	Square Feet	Revenues
2009 (9 months)(1)	1,682	14	$34,211	14	1,382	$28,108	300	$6,103
2010	1,940	17	40,343	17	1,752	35,377	188	4,966
2011	1,363	12	29,443	12	1,166	25,204	197	4,239
2012	1,508	13	30,859	13	1,304	26,793	204	4,066
2013	1,254	11	22,910	10	1,016	18,304	238	4,606
2014	805	7	18,988	8	691	16,138	114	2,850
2015	618	5	12,222	5	461	8,959	157	3,263
2016	431	4	8,970	4	358	7,419	73	1,551
2017	468	4	10,380	4	391	8,855	77	1,525
2018	709	6	13,233	6	467	8,228	242	5,005
Thereafter	913	7	16,115	7	664	10,527	249	5,588
	11,691	100	$237,674	100	9,652	$193,912	2,039	$43,762

(1)             Includes month-to-month and holdover leases.

See Reporting Definitions and Supplemental Financial Measures Disclosures

34

Owned Medical Office Portfolio

Square feet in thousands

Leasing Activity

		Annualized		Tenant
		Base Rent		Improvements	Leasing	Average
	Leased	Per	% Change	Per Square	Costs Per	Lease Term	Renewal Rate
	Square Feet	Square Foot	In Rents	Foot	Square Foot	(Months)	Year-to-Date

Leased Square Feet as of December 31, 2008	11,699	$20.86
Dispositions	(36)	24.90
Expirations	(468)	21.02
Renewals, amendments and extensions	369	19.77	1.2	$7.70	$1.73	38	78.7
New leases	162	19.19		20.64	3.42	49
Terminations	(35)	21.37

Leased Square Feet as of March 31, 2009	11,691	$20.99

See Reporting Definitions and Supplemental Financial Measures Disclosures

35

Owned Hospital Portfolio

As of and for the three months ended March 31, 2009, dollars in thousands

Operating Lease	Property		Rental	Operating	Average		Occupancy	EBITDAR(1)		EBITDARM(1)
Portfolio	Count	Investment	Revenues	Expenses	Age (Years)	Beds	%(1)	Amount	CFC	Amount	CFC
Acute care	6	$478,505	$13,449	$753	31	1,695	55.5	$99,554	2.56 x	$114,374	2.94 x
Rehab	7	95,322	2,084	—	18	487	59.8	21,656	2.60 x	24,782	2.97 x
Specialty	2	64,073	1,281	—	25	37	—	23,446	4.96 x	26,250	5.55 x
LTACH	3	35,205	1,999	—	15	244	58.5	10,745	1.59 x	14,512	2.15 x
	18	$673,105	$18,813	$753	23	2,463	56.9	$155,401	2.64 x	$179,918	3.06 x

Secured Loan	Property		Interest		Average		Occupancy	EBITDAR(1)		EBITDARM(1)
Portfolio	Count	Investment	Income		Age (Years)	Beds	%(1)	Amount	DSC	Amount	DSC
Acute care	1	$35,308	$750		10	58	58.3	$11,089	3.69 x	$12,963	4.32 x

Other Debt			Interest
Investments		Investment	Income
Acute care		$220,908	$6,666
Specialty		80,809	3,309
		$301,717	$9,975

Total	19	$1,010,130			22	2,521	56.9

(1)             Certain operators in HCP’s hospital portfolio are not required under their respective leases to provide operational data.

See Reporting Definitions and Supplemental Financial Measures Disclosures

36

Owned Hospital Portfolio

As of and for the three months ended March 31, 2009, dollars in thousands

Portfolio Diversification

Operator Concentration

	Properties		Investment		Rental Revenues & Interest Income			Occupancy	EBITDAR	EBITDARM
Operator(1)	Count	% Pooled	Amount	%	Amount	%	Beds	%	CFC/DSC	CFC/DSC
HCA	1	—	$386,980	38	$12,303	42	598	N/A	N/A	N/A
Tenet Healthcare Corp	4	—	223,633	22	5,223	18	921	59.4	3.31 x	3.79 x
Cirrus Health	2	—	130,782	13	4,128	14	37	N/A	4.96 x	5.55 x
HealthSouth	5	60	55,981	6	2,084	7	372	59.8	2.60 x	2.97 x
Other	7	43	212,754	21	5,800	19	593	40.2	1.48 x	1.83 x
	19	32	$1,010,130	100	$29,538	100	2,521	56.9	2.70 x	3.12 x

Geographic Concentration(1)(2)

	Property	Investment		Rental Revenues & Interest Income			Occupancy	EBITDAR	EBITDARM
State	Count	Amount	%	Amount	%	Beds	%	CFC/DSC	CFC/DSC
TX	5	$260,084	37	$7,604	39	947	53.9	2.58 x	3.15 x
CA	2	128,893	18	3,317	17	176	35.2	1.46 x	1.71 x
GA	2	76,735	11	2,449	13	274	61.0	3.63 x	4.06 x
LA	3	60,400	9	1,365	7	244	49.0	2.28 x	2.71 x
Other	7	182,301	25	4,828	24	880	62.4	3.20 x	3.69 x
	19	$708,413	100	$19,563	100	2,521	56.9	2.70 x	3.12 x

(1)  Certain operators in HCP’s hospital portfolio are not required under their respective leases to provide operational data.

(2)  Geographic concentration excludes Other Debt Investments as the investment and revenues associated with those assets cannot be allocated to a particular geographic region.

See Reporting Definitions and Supplemental Financial Measures Disclosures

37

Owned Hospital Portfolio

Dollars in thousands

Portfolio Trends

	Same Property Portfolio						Total Portfolio
	As of and for the Quarter Ended			As of and for the Quarter Ended			As of and for the Twelve Months Ended
	03/31/09	12/31/08	Change %	03/31/09	03/31/08	Change %	03/31/09	12/31/08(1)	03/31/08(1)

Total hospital:	18	18		18	18		19	20	23
Property count	$673,105	$672,760	0.1	$673,105	$667,925	0.8	$1,010,130	$1,008,506	$1,188,452
Investment	2,463	2,463	—	2,463	2,442	0.9	2,521	2,620	3,239
Beds	56.9	58.9	(2.0)	56.9	57.6	(0.7)	56.9	58.5	52.4
Occupancy %	$155,402	$155,430	—	$155,402	$164,159	(5.3)	$166,490	$164,873	$180,716
EBITDAR	2.64 x	2.54 x	3.9	2.64 x	2.78 x	(5.0)	2.70 x	2.58 x	2.27 x
EBITDAR CFC/DSC	$179,918	$181,506	(0.9)	$179,918	$189,821	(5.2)	$192,881	$192,414	$213,852
EBITDARM	3.06 x	2.97 x	3.0	3.06 x	3.21 x	(4.7)	3.12 x	3.01 x	2.69 x
EBITDARM CFC/DSC
NOI :
Rental revenues	$18,813	$21,238	(11.4)	$18,813	$19,499	(3.5)
Operating expenses	(753)	(456)	65.1	(753)	(814)	(7.5)
	$18,060	$20,782	(13.1)	$18,060	$18,685	(3.3)
Adjusted NOI:
Straight-line rents	(1,515)	(108)	NM (2)	(1,515)	(133)	NM
Below market lease intangibles, net	(218)	(218)	—	(218)	(218)	—
	$16,327	$20,456	(20.2)	$16,327	$18,334	(10.9)

Lease Expirations and Secured Loan Maturities

		Annualized Revenues
	Properties	Amount	%
2009 (9 months)	—	$—	—
2010	1	2,973	5
2011	—	—	—
2012	—	—	—
2013	1	2,400	4
2014	3	16,018	29
2015	1	377	1
2016	1	3,001	5
2017	2	4,413	8
2018	—	—	—
Thereafter	10	25,873	48
	19	$55,055	100

(1)       Amounts are reflected as originally reported.

(2)       Percentage change not meaningful.

See Reporting Definitions and Supplemental Financial Measures Disclosures

38

Owned Skilled Nursing Portfolio

As of and for the three months ended March 31, 2009, dollars in thousands

Operating Lease	Property		Rental	Average		Occupancy	EBITDAR		EBITDARM
Portfolio	Count	Investment	Revenues	Age (Years)	Beds	%	Amount	CFC	Amount	CFC
Skilled nursing	48	$255,084	$8,902	24	5,651	86.2	$53,727	1.51 x	$73,271	2.06 x

Secured Loan	Property		Interest	Average		Occupancy	EBITDAR		EBITDARM
Portfolio	Count	Investment	Income	Age (Years)	Beds	%	Amount	DSC	Amount	DSC
Skilled nursing	3	$14,606	$416	30	442	84.5	$5,684	2.29 x	$7,093	2.86 x

			Interest
Mezzanine Loans		Investment	Income
Skilled nursing		$902,617	$15,246

Total	51	$1,172,307		24	6,093	86.1

Portfolio Diversification

	Properties		Investment		Rental Revenues & Interest Income			Occupancy	EBITDAR	EBITDARM
Operator	Count	% Pooled	Amount	%	Amount	%	Beds	%	CFC/DSC	CFC/DSC
HCR ManorCare(1)	—	—	$902,617	77	$15,246	62	N/A	N/A	N/A	N/A
Formation Capital	9	100	63,100	6	1,711	7	934	95.0	1.80 x	2.30 x
Covenant Care	12	—	62,318	5	2,194	9	1,373	81.4	1.49 x	2.03 x
Sun Healthcare	6	67	38,461	3	1,099	4	841	83.8	2.28 x	2.82 x
Kindred	9	100	38,117	3	2,018	8	1,288	87.7	1.39 x	2.07 x
Trilogy Health Services	5	100	33,351	3	1,184	5	539	92.2	1.44 x	1.82 x
Other	10	50	34,343	3	1,112	5	1,118	80.6	0.97 x	1.58 x
	51	63	$1,172,307	100	$24,564	100	6,093	86.1	1.56 x	2.11 x

(1)              For the Company’s HCR ManorCare investment, DSC is calculated as the quotient of i) Facility EBITDAR with an imputed management fee of 4% and EBITDARM for the most recent trailing twelve months divided by ii) the borrower’s actual debt service. Currently, the EBITDAR and EBITDARM DSC for this investment is 2.12 x and 2.64x, respectively.

See Reporting Definitions and Supplemental Financial Measures Disclosures

39

Owned Skilled Nursing Portfolio

As of and for the three months ended March 31, 2009, dollars in thousands

Geographic Concentration(1)

	Property	Investment		Rental Revenues & Interest Income				EBITDAR	EBITDARM
State	Count	Amount	%	Amount	%	Beds	Occupancy	CFC/DSC	CFC/DSC
VA	9	$63,100	23	$1,711	18	934	95.0	1.80 x	2.30 x
IN	8	45,989	17	1,669	18	846	86.1	1.37 x	1.80 x
OH	8	43,689	16	1,764	19	1,120	77.5	1.20 x	1.72 x
CO	4	28,016	10	762	8	602	90.6	2.49 x	3.07 x
CA	3	14,347	5	540	6	379	87.6	1.47 x	2.13 x
NV	2	13,100	5	463	5	267	90.3	1.90 x	2.54 x
Other	17	61,449	24	2,409	26	1,945	83.6	1.36 x	1.99 x
	51	$269,690	100	$9,318	100	6,093	86.1	1.56 x	2.11 x

Portfolio Trends

	Same Property Portfolio						Total Portfolio
	As of and for the Quarter Ended			As of and for the Quarter Ended			As of and for the Twelve Months Ended
	03/31/09	12/31/08	Change %	03/31/09	03/31/08	Change %	03/31/09	12/31/08(2)	03/31/08(2)
Total skilled nursing:
Property count	48	48		48	48		51	51	51
Investment	$255,084	$254,682	0.2	$255,084	$242,058	5.4	$1,172,307	$1,172,212	$1,160,284
Beds	5,651	5,658	(0.1)	5,651	5,237	7.9	6,093	6,123	6,050
Occupancy %	86.2	86.3	(0.1)	86.2	86.3	(0.1)	86.1	86.0	85.9
EBITDAR	$53,727	$51,428	4.5	$53,727	$46,161	16.4	$59,411	$57,480	$51,416
EBITAR CFC/DSC	1.51 x	1.45 x	4.1	1.51 x	1.39 x	8.6	1.56 x	1.51 x	1.44 x
EBITDARM	$73,271	$71,213	2.9	$73,271	$64,301	14.0	$80,364	$78,658	$70,866
EBITDARM CFC/DSC	2.06 x	2.01 x	2.5	2.06 x	1.94 x	6.2	2.11 x	2.07 x	1.98 x
NOI:
Rental revenues	$8,902	$9,000	(1.1)	$8,902	$8,779	1.4

Adjusted NOI:
Straight-line rents	10	(99)	NM (3)	10	(159)	NM
Above market lease intangibles, net	—	—	—	—	29	(100.0)
	$8,912	$8,901	0.1	$8,912	$8,649	3.0

(1)       Geographic concentration excludes Mezzanine Loans as the investment and revenues associated with these assets cannot be allocated to a particular geographic region.

(2)       Amounts are reflected as originally reported.

(3)       Percentage change not meaningful.

See Reporting Definitions and Supplemental Financial Measures Disclosures

40

Owned Skilled Nursing Portfolio

As of and for the three months ended March 31, 2009, dollars in thousands

Lease Expirations and Secured Loan Maturities

		Annualized Revenues
	Properties	Amount	%
2009 (9 months)	1	$183	—
2010	2	1,481	4
2011	—	—	—
2012	—	—	—
2013	10	6,940	19
2014	12	7,952	21
2015	5	3,229	9
2016	5	4,868	13
2017	9	7,953	21
2018	4	2,196	6
Thereafter	3	2,342	7
	51	$37,144	100

See Reporting Definitions and Supplemental Financial Measures Disclosures

41

Investment Management Platform

As of and for the three months ended March 31, 2009, dollars and square feet in thousands

	Property Count		Rental Revenues	Operatin Expenses	Average Age (Years)			EBITDAR		EBITDARM
HCP Ventures II (35%)(1)		Investment				Units	Occupancy %	Amount	CFC	Amount	CFC
Assisted living	2	$11,077	$227		13	111	89.8	$547	0.69 x	$746	0.95 x
Independent living	20	978,522	18,498		19	5,074	93.8	63,151	0.97 x	70,774	1.08 x
CCRCs	3	107,668	2,126		14	444	90.3	6,727	0.90 x	7,757	1.04 x
	25	$1,097,267	$20,851		18	5,629	93.4	$70,425	0.96 x	$79,277	1.08 x

	Property Count		Rental Revenues	Operating Expenses	Average Age (Years)
HCP Ventures III (30%)		Investment				Square Feet	Occupancy %
On-Campus	9	$108,607	$3,540	$1,165	8	606	100.0
Off-Campus	4	32,482	1,221	426	8	183	100.0
	13	$141,089	$4,761	$1,591	8	789	100.0

	Property Count		Rental Revenues	Operating Expenses	Average
HCP Ventures IV (20%)		Investment			Age (Years)	Square Feet(2)	Occupancy %(2)
Medical office:
On-Campus	23	$227,648	$6,136	$2,971	20	1,212	80.3
Off-Campus	31	346,783	9,518	3,668	17	1,478	88.0

Hospital:
LTACH	1	12,184	466	51	2	N/A	N/A
Rehab	1	13,965	313	75	3	N/A	N/A
Specialty	2	55,224	1,469	173	4	N/A	N/A
	58	$655,804	$17,902	$6,938	17

	Property Count		Rental Revenues	Operating Expenses	Average
HCP Life Science (50%-63%)		Investment			Age (Years)	Square Feet	Occupancy %
San Francisco	2	$40,560	$1,172	$313	12	147	100.0
San Diego	2	39,924	958	124	13	131	96.8
	4	$80,484	$2,130	$437	13	278	98.5

(1)	All facilities are operated by Horizon Bay Senior Communities.
(2)	Certain operators in the Investment Management Platform hospital portfolio are not required under their respective leases to provide operational data.

See Reporting Definitions and Supplemental Financial Measures Disclosures

42

Investment Management Platform

As of and for the three months ended March 31, 2009, dollars in thousands

Portfolio Diversification

Geographic Concentration

	Investment		Rental	Operating
State	Amount	%	Revenues	Expenses
TX	$609,326	31	$15,183	$3,604
FL	435,794	22	9,295	1,364
IL	235,452	12	4,936	536
RI	200,885	10	4,067	—
CA	154,334	8	3,450	436
AZ	113,672	5	2,439	679
AL	58,398	3	1,769	546
TN	35,014	2	1,055	426
MO	33,350	2	847	336
NC	23,855	1	497	79
Other	74,564	4	2,106	960
	$1,974,644	100	$45,644	$8,966

See Reporting Definitions and Supplemental Financial Measures Disclosures

43

Reporting Definitions

Acute Care Hospitals.  Acute care hospitals offer a wide range of services such as fully-equipped operating and recovery rooms, obstetrics, radiology, intensive care, open heart surgery and coronary care, neurosurgery, neonatal intensive care, magnetic resonance imaging, nursing units, oncology, clinical laboratories, respiratory therapy, physical therapy, nuclear medicine, rehabilitation services and outpatient services.

Annualized Debt Service.  The most recent monthly interest and principal amortization due to HCP as of period end annualized for twelve months.  The Company uses Annualized Debt Service for purposes of determining Debt Service Coverage.

Annualized Revenues.  The most recent monthly base rent, income from direct financing leases and/or interest income annualized for twelve months.  Annualized Revenues do not include tenant recoveries, additional rents and non-cash revenue adjustments (i.e., straight-line rents, amortization of above and below market lease intangibles, interest accretion and deferred revenues).  The Company uses Annualized Revenues for the purpose of determining Relationship Concentrations, Lease Expirations and Secured Loan Maturities.

Assets Held for Sale.  Assets of discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Assisted Living Facility (“ALF”).  A senior housing facility that predominantly consists of assisted living units is classified by the Company as an ALF.

Beds/Units/Square Feet.  Senior housing facilities are measured in units (e.g., studio, one or two bedroom units).  MOBs and life science facilities are measured in square feet. Hospitals and skilled nursing facilities are measured in licensed bed count.

Book Value.  The carrying amount as reported in the Company’s financial statements.

Cash Flow Coverage (“CFC”).  Facility EBITDAR or Facility EBITDARM for the most recent twelve months of available data divided by the Same Period Rent.  Cash Flow Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related rent and other obligations to the Company.  However, its usefulness is limited by, among other things, the same factors that limit the usefulness of Facility EBITDAR or Facility EBITDARM.  The coverages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.

Consolidated Assets.  Total assets as reported in the Company’s consolidated financial statements.

Consolidated Book Capitalization.  The carrying amount of (i) Consolidated Debt, plus (ii) noncontrolling interests, plus (iii) stockholders’ equity, as reported in the Company’s consolidated financial statements.

Consolidated Debt.  The carrying amount of bank line of credit, bridge and term loans (if applicable), senior unsecured notes, mortgage debt and other debt as reported in the Company’s consolidated financial statements.

Consolidated Gross Assets.  The carrying amount of total assets, excluding investments in and advances to unconsolidated joint ventures, after adding back accumulated depreciation and amortization, as reported in the Company’s consolidated financial statements.

Consolidated Market Capitalization.  Consolidated Debt at Book Value plus Consolidated Market Equity.

Consolidated Market Equity.  The total number of outstanding shares of the Company’s common stock multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end, plus the total number of convertible partnership units multiplied by the closing price per share of its common stock on the New York Stock Exchange as of period end (adjusted for stock splits), plus the total number of outstanding shares of the Company’s preferred stock multiplied by the closing price of its preferred stock on the New York Stock Exchange as of period end.

Consolidated Secured Debt.  Mortgage debt secured by real estate excluding debt on assets held for sale as reported in the Company’s consolidated financial statements.

Consolidated Undepreciated Book Capitalization.  Consolidated Book Capitalization after adding back accumulated depreciation and amortization on the Company’s real estate assets, as reported in the Company’s consolidated financial statements.

Continuing Care Retirement Community (“CCRC”).  A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing) is classified by the Company as a CCRC.

Debt Service.  The periodic payment of interest expense and principal amortization on secured loans.

Debt Service Coverage (“DSC”).  Facility EBITDAR or Facility EBITDARM for the most recent twelve months of available data divided by Annualized Debt Service. Debt Service Coverage is a supplemental measure of the property’s ability to generate sufficient cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related obligations to the Company under loan agreements.  However, its usefulness is limited by the same factors that limit the usefulness of Facility EBITDAR or Facility EBITDARM.  The coverages shown exclude newly completed facilities under start-up, vacant facilities and facilities for which data is not available or meaningful.

Development.  Includes ground-up construction and redevelopments.

Direct Financing Lease (“DFL”).  The Company uses the direct finance method of accounting to record income from DFLs.  For leases accounted for as DFLs, future minimum lease payments are recorded as a receivable.  The difference between the future minimum lease payments and the estimated residual values less the cost of the properties is recorded as unearned income.  Unearned income is deferred and amortized to income over the lease terms to provide a constant yield.  Investments in DFLs are presented net of unamortized interest income.

Estimated Completion Date.  For development projects, management’s estimate of the date the core and shell structure improvements are expected to be or have been completed.  For redevelopment projects, management’s estimate of the time in which major construction activity in relation to the scope of the project has been substantially completed.

44

Reporting Definitions

Facility EBITDAR (“EBITDAR”).  Earnings before interest, taxes, depreciation, amortization and rent for a particular facility accruing to the operator/tenant of the property (not the Company).  The Company uses Facility EBITDAR in determining Cash Flow Coverage and Debt Service Coverage.  Facility EBITDAR has limitations as an analytical tool.  Facility EBITDAR does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments.  In addition, Facility EBITDAR does not represent a property’s net income or cash flow from operations and should not be considered an alternative to those indicators.  However, the Company receives periodic financial information from operators/tenants regarding the performance of the Company’s facilities under the operator’s/tenant’s management.  The Company utilizes Facility EBITDAR as a supplemental measure of the ability of those properties to generate sufficient liquidity to meet related obligations to the Company.  Facility EBITDAR includes the greater of (i) contractual management fees or (ii) an imputed management fee of 2% for acute care hospitals and 5% for skilled nursing facilities and senior housing facilities which the Company believes represents typical management fees in their respective industries.  All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

Facility EBITDARM (“EBITDARM”).  Earnings before interest, taxes, depreciation, amortization, rent and management fees for a particular facility accruing to the operator/tenant of the property (not the Company).  The Company uses Facility EBITDARM in determining Cash Flow Coverage and Debt Service Coverage.  Facility EBITDARM has limitations as an analytical tool.  Facility EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments.  In addition, Facility EBITDARM does not represent a property’s net income or cash flow from operations and should not be considered an alternative to those indicators.  However, the Company receives periodic financial information from operators/tenants regarding the performance of the Company’s facilities under the operator’s/tenant’s management.  The Company utilizes Facility EBITDARM as a supplemental measure of the ability of those properties to generate sufficient liquidity to meet related obligations to the Company.  All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

GAAP.  U.S. generally accepted accounting principles.

HCP Life Science.  Includes three unconsolidated joint ventures between the Company and an institutional capital partner for which the Company is the managing member.  HCP Life Science includes the following partnerships: (i) Torrey Pines Science Center LP (50%), (ii) Britannia Biotech Gateway LP (55%) and (iii) LASDK LP (63%).  The unconsolidated joint ventures were acquired as part of the Company’s purchase of Slough Estates USA Inc. on August 1, 2007.

HCP Ventures II.  An unconsolidated joint venture formed on January 5, 2007 between the Company and an institutional capital partner, for which the Company is the managing member and has a 35% interest.

HCP Ventures III.  An unconsolidated joint venture formed on October 27, 2006 between the Company and an institutional capital partner, for which the Company is the managing member and has an effective 25.5% interest.

HCP Ventures IV.  An unconsolidated joint venture formed on April 30, 2007 between the Company and an institutional capital partner, for which the Company is the managing member and has a 20% interest.

Independent Living Facility (“ILF”).  A senior housing facility that predominantly consists of independent living units.

Investment.  Represents (i) the carrying amount of real estate assets, including intangibles, after adding back accumulated depreciation and amortization, excluding assets held for sale and classified as discontinued operations and (ii) the carrying amount of direct financing leases and debt investments, excluding interest accretion.

Investment Management Platform.  Includes the following unconsolidated joint ventures: (i) HCP Life Science, (ii) HCP Ventures II, (iii) HCP Ventures III and (iv) HCP Ventures IV.

Life Science.  Laboratory and office space primarily for biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry.

Long-Term Acute Care Hospitals (“LTACHs”).  LTACHs provide care for patients with complex medical conditions that require longer stays and more intensive care, monitoring or emergency back-up than that available in most skilled nursing-based programs.

Marketable Securities.  The Company classifies its existing marketable equity and debt securities as available-for-sale in accordance with provisions of Statement of Financial Accounting Standards No. 115. These securities are carried at fair market value, with unrealized gains and losses reported in stockholders’ equity as a component of accumulated other comprehensive income.

MOB.  Medical office building.

Occupancy.  For MOBs and life science facilities, occupancy represents the percentage of total rentable square feet leased where rental payments have commenced, including month-to-month leases, as of the date reported. For hospitals, skilled nursing facilities and senior housing facilities, occupancy represents the facilities’ operating occupancy for the trailing twelve months of the most recent quarter of available data.  The percentages are calculated based on licensed beds, available beds and units for hospitals, skilled nursing facilities and senior housing facilities, respectively.  The percentages shown exclude newly completed facilities under lease-up, vacant facilities and facilities for which data is not available or meaningful.  All facility financial performance data were derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

Owned Portfolio.  Represents owned properties, direct financing leases, loans and marketable debt securities, and excludes properties under and land held for future development.

Other Debt Investments.  Marketable debt securities and loans not secured by real estate.

Percentage Pre-leased.  Represents the percentage of a development project’s estimated square footage attributed to signed leases.

45

Reporting Definitions

Pooled Leases.  Two or more leases to the same operator/tenant or their subsidiaries under which their obligations are combined by virtue of a master lease, or multiple master leases, a pooling agreement, or multiple pooling agreements, or cross-guaranties. Sunrise Senior Living percentage pooled consists of 90 assets under 11 separate pools.

Redevelopment Projects.  Properties that require significant capital expenditures (generally more than 25% of acquired cost or existing basis) to achieve stabilization or to change the use of the properties.

Rehabilitation Hospitals (“Rehab”).  Rehabilitation hospitals provide inpatient and outpatient care for patients who have sustained traumatic injuries or illnesses, such as spinal cord injuries, strokes, head injuries, orthopedic problems, work-related disabilities and neurological diseases.

Renewal Rate.  The Company defines renewal rate as the ratio of total square feet expiring and available for lease to total renewed square feet, excluding the square feet for tenant leases terminated for default or buy-out prior to the expiration of their lease.

Rental Revenues.  Represents rental and related revenues, tenant recoveries and income from direct financing leases.

Same Period Rent.  The base rent plus additional rent due to the Company over the most recent trailing twelve-month period as of period end.  The Company uses Same Period Rent for purposes of determining property-level Cash Flow Coverage.

Same Property Portfolio (“SPP”).  An important component of the Company’s evaluation of the operating performance of its properties.  The Company defines its same property portfolio each quarter as those properties that have been in operation throughout the current year and the prior year and that were also in operation at January 1st of the prior year.  Newly acquired assets, developments and redevelopments in process and assets classified in discontinued operations are excluded from the same property portfolio.  Same property statistics allow management to evaluate the NOI of its real estate portfolio as a consistent population from period to period and eliminates the effects of changes in the composition of the properties on performance measures.

Senior Housing.  ALFs, ILFs and CCRCs.  For reporting purposes, the Company’s senior housing portfolio also includes a school formerly operated as an assisted living facility and six health and wellness centers.

Specialty Hospitals.  Specialty hospitals are licensed as acute care hospitals but focus on providing care in specific areas such as cardiac, orthopedic and women’s conditions, or specific procedures such as surgery and are less likely to provide emergency services.

Square Feet.  The square footage for properties, excluding square footage for development or redevelopment properties prior to completion.

Stabilization.  Assets are considered stabilized at the earlier of achieving 90% occupancy or one year from the completion of development or redevelopment activities.

Total Book Capitalization.  Total Debt plus the carrying amount of noncontrolling interests plus the carrying amount of stockholders’ equity.

Total Debt.  Consolidated Debt at Book Value plus the Company’s pro rata share of debt from the Investment Management Platform.

The following table details the calculation of Total Debt:

In thousands

	March 31,	December 31,
	2009	2008
Bank line of credit	$235,000	$150,000
Bridge and term loans	520,000	520,000
Senior unsecured notes	3,524,338	3,523,513
Mortgage debt	1,603,838	1,641,734
Other debt	101,047	102,209
Consolidated debt	5,984,223	5,937,456
HCP’s share of unconsolidated debt(1)	345,182	346,470
Total debt	$6,329,405	$6,283,926

Total Gross Assets.  Consolidated Gross Assets plus the Company’s pro rata share of total assets from the Investment Management Platform, after adding back accumulated depreciation and amortization.

The following table details the calculation of Total Gross Assets:

In thousands

	March 31,	December 31,
	2009	2008
Consolidated total assets	$11,801,289	$11,849,826
Investments in and advances to unconsolidated joint ventures	(267,350)	(272,929)
Accumulated depreciation and amortization	1,064,536	994,426
Accumulated depreciation and amortization from assets held for sale	17,402	24,257
Consolidated gross assets	$12,615,877	$12,595,580
HCP’s share of unconsolidated total assets(1)	556,464	561,397
HCP’s share of unconsolidated accumulated depreciation and amortization(1)	51,685	46,629
Total gross assets	$13,224,026	$13,203,606

(1)         Reflects the Company’s pro rata share of amounts from the Investment Management Platform.

46

Reporting Definitions

Total Market Capitalization.  Total Debt plus Consolidated Market Equity.

The following table details the calculation of Total Market Capitalization:

In thousands, except price data

	March 31, 2009
	Shares/Units	Price	Value
Common stock	253,975	$17.85	$4,533,454

Convertible partnership units
2 for 1(1)	1,627	35.70	58,084
1 for 1(2)	3,176	17.85	56,692
			114,776

Preferred stock:
7.25% Series E	4,000	17.99	71,960
7.10% Series F	7,820	16.90	132,158
			204,118

Consolidated market equity			$4,852,348

Consolidated debt			5,984,223

Consolidated market capitalization			$10,836,571

HCP’s share of unconsolidated debt(3)			345,182

Total market capitalization			$11,181,753

Total Secured Debt.  Consolidated secured debt plus the Company’s pro rata share of mortgage debt from the Investment Management Platform.

Total Undepreciated Book Capitalization.  Total Book Capitalization after adding back accumulated depreciation and amortization on the Company’s real estate assets and the Company’s pro rata share of accumulated depreciation and amortization on real estate assets in unconsolidated joint ventures.

The following table details the calculation of Total Undepreciated Book Capitalization at:

In thousands

	March 31,	December 31,
	2009	2008
Total debt	$6,329,405	$6,283,926
Total equity	5,330,912	5,407,840
Total book capitalization	11,660,317	11,691,766
Accumulated depreciation and amortization	1,064,536	994,426
Accumulated depreciation and amortization from assets held for sale	17,402	24,257
HCP’s share of unconsolidated accumulated depreciation and amortization(3)	51,685	46,629
Total undepreciated book capitalization	$12,793,940	$12,757,078

Yield.  Yield is calculated as Net Operating Income, as adjusted, divided by total investment.  For acquisitions, initial yields are calculated as projected Net Operating Income, twelve months forward, as adjusted, as of the closing date divided by total acquisition cost.  The total acquisition cost basis includes the initial purchase price, the effects of adjusting assumed debt to market, lease intangible adjustments and all transaction costs.

(1)

Each convertible partnership unit is exchangeable for an amount of cash approximating the then-current market value of two shares of the Company’s common stock at the time of conversion or, at the Company’s election, two shares of the Company’s common stock.

(2)

Each convertible partnership unit is exchangeable for an amount of cash approximating the then-current market value of one share of the Company’s common stock at the time of conversion or, at the Company’s election, one share of the Company’s common stock.

(3)	Excludes unconsolidated joint ventures outside of the Investment Management Platform.

47

Supplemental Financial Measures Disclosures

Adjusted Fixed Charge Coverage.  Adjusted EBITDA divided by Fixed Charges.  The Company uses Adjusted Fixed Charge Coverage, a non-GAAP financial measure, as a measure of liquidity. The Company believes Adjusted Fixed Charge Coverage provides investors, particularly fixed income investors, relevant and useful information because it measures the Company’s ability to meet its interest payments on outstanding debt and pay dividends to its preferred stockholders. The Company’s various debt agreements contain covenants that require the Company to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain debt instruments of the Company.  However, since this ratio is derived from Adjusted EBITDA and Fixed Charges, its usefulness is limited by the same factors that limit the usefulness of Adjusted EBITDA and Fixed Charges.  Further, the Company’s computation of Adjusted Fixed Charge Coverage may not be comparable to similar fixed charge coverage ratios reported by other companies.

The following table details the calculation of Adjusted Fixed Charge Coverage:

In thousands

	Three months ended March 31,
	2009	2008

Net income	$52,709	$56,128
Interest expense:
Continuing operations	76,674	96,263
Discontinued operations	—	107
Income taxes:
Continuing operations	915	2,241
Discontinued operations	(1)	93
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	80,537	77,632
Discontinued operations	61	4,726
Equity (income) loss from unconsolidated joint ventures	462	(1,288)
HCP’s share of EBITDA from the Investment Management Platform	10,682	10,928
Other joint venture adjustments	609	614
EBITDA	222,648	247,444

Gain on sales of real estate	(1,357)	(10,138)
Adjusted EBITDA	$221,291	$237,306

Interest expense:
Continuing operations	$76,674	$96,263
Discontinued operations	—	107
HCP’s share of interest expense from the Investment Management Platform	5,028	5,170
Capitalized interest	6,020	9,362
Preferred stock dividends	5,283	5,283
Fixed charges	$93,005	$116,185

Adjusted fixed charge coverage	2.4 x	2.0 x

48

Supplemental Financial Measures Disclosures

EBITDA and Adjusted EBITDA.  The real estate industry uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, as a measure of both operating performance and liquidity.  Adjusted EBITDA is calculated as EBITDA excluding noncontrolling interests’ share in earnings, impairments and gains or losses from real estate dispositions. The Company uses EBITDA and Adjusted EBITDA to measure both its operating performance and liquidity.  The Company considers Adjusted EBITDA to provide investors relevant and useful information because it permits investors to view income from its operations on an unleveraged basis before the effects of taxes, non-cash depreciation and amortization, impairments and gains or losses from real estate dispositions.  By excluding interest expense, Adjusted EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries.  The Company considers Adjusted EBITDA to be a useful supplemental measure for reviewing its comparative performance with other companies because, by excluding non-cash depreciation expense, Adjusted EBITDA can help the investing public compare the performance of a real estate company to that of companies in other industries. As a liquidity measure, the Company believes that EBITDA and Adjusted EBITDA help investors analyze the Company’s ability to meet its interest payments on outstanding debt and to make preferred dividend payments.  The Company’s various debt agreements contain covenants that require the Company to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain debt instruments of the Company.  The Company believes investors should consider EBITDA and Adjusted EBITDA, in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of its performance between periods and as against other companies.  By excluding interest, taxes, depreciation and amortization, impairments and gains or losses from real estate dispositions when assessing the Company’s financial performance, an investor is assessing the earnings generated by the Company’s operations, but not taking into account the eliminated expenses or gains or losses from real estate dispositions incurred in connection with such operations.  As a result, EBITDA and Adjusted EBITDA have limitations as analytical tools and should be used in conjunction with the Company’s required GAAP presentations.  EBITDA and Adjusted EBITDA do not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments.  Also, EBITDA and Adjusted EBITDA do not reflect the cash required to make interest and principal payments on the Company’s outstanding debt.  While Adjusted EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity.  Further, the Company’s computation of EBITDA and Adjusted EBITDA may not be comparable to similar measures reported by other companies.

The following table reconciles Adjusted EBITDA from net cash provided by operating activities:

In thousands

	Three months ended March 31,
	2009	2008

Net cash provided by operating activities	$117,012	$131,675
Changes in:
Accounts receivable	(5,165)	(12,043)
Other assets	1,050	(10,480)
Accounts payable and accrued liabilities	14,756	16,156
Derivative losses, net	(439)	—
Marketable securities losses (gains), net	(309)	(113)
Gain on sales of real estate	1,357	10,138
Distributions of earnings from unconsolidated joint ventures	(1,468)	(1,191)
Equity income (loss) from unconsolidated joint ventures	(462)	1,288
Deferred rental revenue	(6,914)	(8,605)
Interest accretion	6,121	6,292
Straight-line rents	11,422	9,782
Amortization of debt premiums, discounts and issuance costs, net	(2,768)	(3,039)
Stock-based compensation	(3,546)	(3,526)
Amortization of above and below market lease intangibles, net	2,660	2,152
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	(80,537)	(77,632)
Discontinued operations	(61)	(4,726)
Net income	52,709	56,128

Interest expense:
Continuing operations	76,674	96,263
Discontinued operations	—	107
Income taxes:
Continuing operations	915	2,241
Discontinued operations	(1)	93
Depreciation and amortization of real estate, in-place lease and other intangibles:
Continuing operations	80,537	77,632
Discontinued operations	61	4,726
Equity (income) loss from unconsolidated joint ventures	462	(1,288)
HCP’s share of EBITDA from the Investment Management Platform	10,682	10,928
Other joint venture adjustments	609	614
EBITDA	222,648	247,444

Gain on sales of real estate	(1,357)	(10,138)
Adjusted EBITDA	$221,291	$237,306

49

Supplemental Financial Measures Disclosures

Financial Leverage.  Total Debt divided by Total Gross Assets. The Company believes that its Financial Leverage is a meaningful supplemental measure of its financial position, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. The Company believes that its Financial Leverage is a meaningful supplemental measure of its financial position, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies.  The Company believes that the ratio of consolidated debt to consolidated gross assets is the most directly comparable GAAP measure to Financial Leverage.  The Company’s computation of its Financial Leverage may not be identical to the computations of financial leverage reported by other companies.  The Company’s share of total debt is not intended to reflect its actual liability or ability to access assets should there be a default under any or all of such loans or a liquidation of the joint ventures.

Fixed Charges.  Total interest expense plus capitalized interest plus preferred stock dividends.  The Company uses Fixed Charges to measure its interest payments on outstanding debt and dividends to its preferred stockholders for purposes of presenting Fixed Charge Coverage and Adjusted Fixed Charge Coverage.  However, the usefulness of Fixed Charges is limited as, among other things, it does not include all contractual obligations.  The Company’s computation of Fixed Charges should not be considered an alternative to fixed charges as defined by Item 503(d) of Regulation S-K and may not be comparable to fixed charges reported by other companies.

Funds From Operations (“FFO”).  The Company believes that net income as defined by GAAP is the most appropriate earnings measure.  The Company also believes that Funds From Operations, or FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), FFO applicable to common shares, Diluted FFO applicable to common shares, and Basic and Diluted FFO per common share are important non-GAAP supplemental measures of operating performance for a real estate investment trust.  Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time.  However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative.  Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments to derive the Company’s pro rata share of FFO from consolidated and unconsolidated joint ventures.  Adjustments for joint ventures are calculated to reflect FFO on the same basis.  The Company believes that the use of FFO, combined with the required GAAP presentations, improves the understanding of operating results of real estate investment trusts among investors and makes comparisons of operating results among such companies more meaningful.  The Company considers FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, FFO can help investors compare the operating performance of a real estate investment trust between periods or as compared to other companies. While FFO is a relevant and widely used measure of operating performance of real estate investment trusts, it does not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor is FFO necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently from the Company. For a reconciliation of FFO to net income, please refer to the slide in this supplemental information package captioned “Consolidated Funds From Operations.”

FFO Payout Ratio per Common Share.  Dividends declared per common share divided by Diluted FFO per common share for a given period.  The Company believes the FFO Payout Ratio per Common Share provides investors relevant and useful information because it measures the portion of FFO being declared as dividends to common stockholders.  FFO Payout Ratio per Common Share is subject to the same limitations noted in the definition of FFO above.

Net Operating Income from Continuing Operations (“NOI”).  A non-GAAP supplemental financial measure used to evaluate the operating performance of real estate properties and SPP.  The Company defines NOI as rental revenues, including tenant reimbursements and income from direct financing leases, less property level operating expenses.  NOI excludes investment management fee income, depreciation and amortization, general and administrative expenses, interest and other income, net, interest expense, income taxes, equity income from unconsolidated joint ventures and discontinued operations.  The Company believes NOI provides investors relevant and useful information because it measures the operating performance of the Company’s real estate at the property level on an unleveraged basis.  NOI, as adjusted, is calculated as NOI eliminating the effects of straight-line rents, amortization of above and below market lease intangibles, and lease termination fees. NOI, as adjusted, is sometimes referred as “adjusted NOI” or “cash basis NOI.”  The Company uses NOI and NOI, as adjusted, to make decisions about resource allocations, to assess and compare property level performance, and evaluate SPP.  The Company believes that net income is the most directly comparable GAAP measure to NOI.  NOI should not be viewed as an alternative measure of operating performance to net income as defined by GAAP since it does not reflect the aforementioned excluded items.  Further, NOI may not be comparable to that of other real estate investment trusts, as they may use different methodologies for calculating NOI.

The following table reconciles NOI from net income:

In thousands

	Three months ended March 31,
	2009	2008
Net income	$52,709	$56,128
Investment management fee income	(1,438)	(1,467)
Depreciation and amortization	80,537	77,632
General and administrative	18,991	20,445
Interest and other income, net	(24,333)	(35,322)
Interest expense	76,674	96,263
Income taxes	915	2,241
Equity (income) loss from unconsolidated joint ventures	462	(1,288)
Total discontinued operations, net of taxes	(2,016)	(19,527)
NOI	$202,501	$195,105

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Company Information and Safe Harbor Statement

The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC.  The Reporting Definitions and Supplemental Financial Measures Disclosures are an integral part of the information presented herein.

On the Company’s internet website, www.hcpi.com, you can access, free of charge, its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.  The information contained on its website is not incorporated by reference into, and should not be considered a part of, this supplemental information package.  In addition, the SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including HCP, that file electronically with the SEC at www.sec.gov.

For more information, contact Thomas M. Herzog, Executive Vice President, Chief Financial Officer and Treasurer at (562) 733-5100.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this supplemental information which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include among other things the Company’s estimate of (i) yields, (ii) completion dates, stabilization dates, rentable square feet and total investment for development projects in progress, and (iii) rentable square feet for land held for future development. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include but are not limited to: national and local economic conditions, including the possibility of a prolonged recession; continued volatility in the capital markets, including changes in interest rates and the availability and cost of capital, which changes and volatility affect opportunities for profitable investment; the Company’s ability to access external sources of capital when desired and on reasonable terms; the Company’s ability to manage its indebtedness levels; changes in the terms of the Company’s indebtedness; the Company’s ability to maintain its credit ratings; the Company’s ability to achieve its expected benefits from acquisitions, including integrating and preserving the goodwill of those companies; competition for lessees and mortgagors (including new leases and mortgages and the renewal or rollover of existing leases); continuing reimbursement uncertainty in the skilled nursing segment; competition in the senior housing segment specifically and in the healthcare industry in general; the Company’s ability to acquire, sell or lease facilities and the timing of acquisitions, sales and leasings; the Company’s ability to realize the benefits of its mezzanine investments; the ability of the Company’s lessees and mortgagors to maintain the financial strength and liquidity necessary to satisfy their respective obligations to the Company and other third parties, including without limitation obligations to their lenders or other obligees under their financing arrangements; the bankruptcy or insolvency of our operators, lessees, borrowers or other obligors; the effect of any restructuring of the Company’s contractual relationships with such entities; changes in healthcare laws and regulations and other changes in the healthcare industry which affect the operations of the Company’s lessees or obligors; changes in the Company’s management; litigation claims and developments; costs of compliance with building regulations; changes in tax laws and regulations; changes in rules governing financial reporting, including new accounting pronouncements; and other risks described from time to time in the Company’s Securities and Exchange Commission filings. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.

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